                                                 EXHIBIT A

                                                  DPL INC.
                                     CONSOLIDATING FINANCIAL STATEMENTS
                                             INCOME STATEMENT
                                      YEAR-TO-DATE DECEMBER 31, 1996
                                                   ($)

                                         DPL INC      DP&L CONS       SUBS        ELIMIN          TOTAL
***********************************************************************************************************
Utility Service Revenue                          0  1,258,444,682           0    (2,312,084)  1,256,132,598
Non-Utility Revenue                    171,577,641              0  66,769,985  (224,521,922)     13,825,704
                                       -----------  -------------  ----------   -----------   -------------
Total Operating Revenue                171,577,641  1,258,444,682  66,769,985  (226,834,006)  1,269,958,302
                                       -----------  -------------  ----------   -----------   -------------

Fuel and Purchased Power                         0    234,961,820           0             0     234,961,820
Gas Purchased for Resale                         0    144,789,162           0             0     144,789,162
Operation & Maintenance                    474,577    267,001,167  50,529,716   (55,256,364)    262,749,096
Depreciation & Amortization                      0    122,332,000   3,055,821             0     125,387,821
General Taxes                                    0    129,250,957     418,553             0     129,669,510
                                       -----------  -------------  ----------   -----------   -------------
Total Operating Expense                    474,577    898,335,105  54,004,090   (55,256,364)    897,557,408
                                       -----------  -------------  ----------   -----------   -------------
Operating Income Before Tax            171,103,064    360,109,577  12,765,896  (171,577,642)    372,400,895

Income Taxes                               571,693     97,664,680   5,240,850             0     103,477,223
                                       -----------  -------------  ----------   -----------   -------------
Operating Income After Tax             170,531,371    262,444,897   7,525,046  (171,577,642)    268,923,672

Interest Expense                           994,913     89,076,218   3,386,405    (4,419,110)     89,038,426
Preferred Stock Dividends                        0        866,943           0             0         866,943
Interest & Other Inc & Deductions, net  (3,365,122)    (6,697,651) (5,087,127)    6,008,588      (9,141,312)
                                       -----------  -------------  ----------   -----------   -------------
Net Operating Income                   172,901,580    179,199,387   9,225,768  (173,167,119)    188,159,616

Deferral (Amort) of Reg Assets                   0    (15,258,035)          0             0     (15,258,035)
                                       -----------  -------------  ----------   -----------   -------------
Net Income                             172,901,580    163,941,351   9,225,768  (173,167,119)    172,901,580
                                       ===========  =============  ==========   ===========   =============

                                                 EXHIBIT A

                                                  DPL INC.
                                     CONSOLIDATING FINANCIAL STATEMENTS
                                               BALANCE SHEET
                                      YEAR-TO-DATE DECEMBER 31, 1996
                                                   ($)

                                      DPL INC      DP&L CONS          SUBS          ELIMIN        TOTAL
*************************************************************************************************************
Property                                      0   3,519,138,709    29,477,841               0   3,548,616,550
Accumulated Depreciation & Amort              0  (1,260,673,703)  (19,078,595)              0  (1,279,752,298)
                                  -------------   -------------   -----------   -------------   -------------
Net Property                                  0   2,258,465,006    10,399,246               0   2,268,864,252
                                  -------------   -------------   -----------   -------------   -------------

Cash & Temporary Investments          8,868,833       2,058,118    61,858,472               0      72,785,423
Accounts Receivable (Net)            22,194,151     193,417,392    70,193,949     (83,901,311)    201,904,181
Inventory                                     0      75,150,522       724,913               0      75,875,435
Taxes Applicable to Subsequent Yrs            0      87,343,379             0               0      87,343,379
Other Current Assets                          0      54,296,416     5,389,431      (6,097,460)     53,588,387
                                  -------------   -------------   -----------   -------------   -------------
Total Current Assets                 31,062,984     412,265,827   138,166,766     (89,998,771)    491,496,806
                                  -------------   -------------   -----------   -------------   -------------

Income Tax Assets                             0     222,406,990             0               0     222,406,990
Regulatory Assets                             0     137,289,183             0               0     137,289,183
Financial Assets                  1,296,490,303      55,965,859   116,484,569  (1,298,569,994)    170,370,737
Other Assets                            378,585     156,786,029     8,517,135     (37,421,897)    128,259,852
                                  -------------   -------------   -----------   -------------   -------------
Total Other Assets                1,296,868,888     572,448,060   125,001,704  (1,335,991,891)    658,326,761
                                  -------------   -------------   -----------   -------------   -------------
Total Assets                      1,327,931,871   3,243,178,893   273,567,716  (1,425,990,662)  3,418,687,818
                                  =============   =============   ===========   =============   =============


Accounts Payable                     14,974,442     109,637,140    30,782,226     (40,978,510)    114,415,298
Current Portion - Long-Term Debt      2,000,000      40,400,000             0               0      42,400,000
Short-Term Debt                               0      11,305,474    25,201,935     (26,507,409)     10,000,000
Accrued Taxes                           551,536     136,554,288       589,005               0     137,694,829
Accrued Interest                      3,249,450      21,585,707             0               0      24,835,157
Other Current Liabilities                45,386      49,184,275    56,765,347     (49,020,260)     56,974,748
                                  -------------   -------------   -----------   -------------   -------------
Total Current Liabilities            20,820,813     368,666,885   113,338,512    (116,506,179)    386,320,031
                                  -------------   -------------   -----------   -------------   -------------

Deferred Credits & Other                      0     119,511,479   111,719,407               0     231,230,886
Unamort Investment Tax Credit                 0      75,208,759       192,400               0      75,401,159
Deferred Income Taxes                    (5,228)    513,160,834   (20,984,799)     (4,099,375)    488,071,432
                                  -------------   -------------   -----------   -------------   -------------
Total Deferred Credits & Other           (5,228)    707,881,072    90,927,008      (4,099,375)    794,703,477
                                  -------------   -------------   -----------   -------------   -------------

Common Stock                          1,060,099         411,722       127,500        (539,222)      1,060,099
Other Paid-In Capital               680,438,691     738,879,823    55,429,411    (820,018,680)    654,729,245
Earnings Reinvested                 537,617,495     478,215,423    13,745,285    (484,827,206)    544,750,997

Pref Stock w/o Mand Redmp                     0      22,850,800             0               0      22,850,800
Total Long-Term Debt                 88,000,000     926,273,167             0               0   1,014,273,167
                                  -------------   -------------   -----------   -------------   -------------
Total Capitalization              1,307,116,285   2,166,630,935    69,302,196  (1,305,385,107)  2,237,664,309
                                  -------------   -------------   -----------   -------------   -------------
Total Liabilities & Equity        1,327,931,871   3,243,178,892   273,567,716  (1,425,990,661)  3,418,687,818
                                  =============   =============   ===========   =============   =============



                                                 EXHIBIT A

                                      THE DAYTON POWER & LIGHT COMPANY
                                     CONSOLIDATING FINANCIAL STATEMENTS
                                             INCOME STATEMENT
                                       YEAR-TO-DATE DECEMBER 31, 1996
                                                   ($)

                                             DP&L          SUBS        ELIMIN       TOTAL
*********************************************************************************************
Utility Service Revenue                 1,258,444,682           0           0   1,258,444,682
Non-Utility Revenue                                 0     669,600    (669,600)              0
                                        -------------  ----------  ----------   -------------
Total Operating Revenue                 1,258,444,682     669,600    (669,600)  1,258,444,682
                                        -------------  ----------  ----------   -------------

Fuel and Purchased Power                  234,961,820           0           0     234,961,820
Gas Purchased for Resale                  144,789,162           0           0     144,789,162
Operation & Maintenance                   267,203,440     467,327    (669,600)    267,001,167
Depreciation & Amortization               122,188,780     143,220           0     122,332,000
General Taxes                             129,214,464      36,493           0     129,250,957
                                        -------------  ----------  ----------   -------------
Total Operating Expense                   898,357,665     647,040    (669,600)    898,335,105
                                        -------------  ----------  ----------   -------------
Operating Income Before Tax               360,087,017      22,560           0     360,109,577

Income Taxes                               97,935,933    (271,253)          0      97,664,680
                                        -------------  ----------  ----------   -------------
Operating Income After Tax                262,151,084     293,813           0     262,444,897

Interest Expense                           88,967,700     118,493      (9,975)     89,076,218
Preferred Stock Dividends                     866,943           0           0         866,943
Interest & Other Inc & Deductions, net     (6,882,946)    738,286    (552,990)     (6,697,650)
                                        -------------  ----------  ----------   -------------
Net Operating Income                      179,199,387    (562,965)    562,965     179,199,387

Deferral (Amort) of Reg Assets            (15,258,035)          0           0     (15,258,035)
                                        -------------  ----------   ----------  -------------
Net Income                                163,941,351    (562,965)     562,965    163,941,351
                                        =============  ==========   ==========  =============

                                                 EXHIBIT A

                                       THE DAYTON POWER & LIGHT COMPANY
                                      CONSOLIDATING FINANCIAL STATEMENTS
                                                BALANCE SHEET
                                       YEAR-TO-DATE DECEMBER 31, 1996
                                                   ($)

                                        DP&L          SUBS        ELIMIN         TOTAL
******************************************************************************************
Property                            3,517,934,525   2,662,120   (1,457,936)  3,519,138,709
Accumulated Depreciation & Amort   (1,259,719,169)   (954,534)           0  (1,260,673,703)
                                    -------------  ----------   ----------   -------------
Net Property                        2,258,215,355   1,707,586   (1,457,936)  2,258,465,005
                                    -------------  ----------   ----------   -------------

Cash & Temporary Investments            1,763,193     294,925            0       2,058,118
Accounts Receivable (Net)             193,567,210     675,226     (825,044)    193,417,392
Inventory                              75,150,522           0            0      75,150,522
Taxes Applicable to Subsequent Yrs     87,343,379           0            0      87,343,379
Other Current Assets                   54,296,446         (30)           0      54,296,416
                                    -------------  ----------   ----------   -------------
Total Current Assets                  412,120,751     970,121     (825,044)    412,265,828
                                    -------------  ----------   ----------   -------------

Income Tax Assets                     222,406,990           0            0     222,406,990
Regulatory Assets                     137,289,183           0            0     137,289,183
Financial Assets                       53,488,747  52,201,055  (49,723,943)     55,965,859
Other Assets                          156,785,278         751            0     156,786,029
                                    -------------  ----------   ----------   -------------
Total Other Assets                    569,970,197  52,201,806  (49,723,943)    572,448,060
                                    -------------  ----------   ----------   -------------
Total Assets                        3,240,306,303  54,879,513  (52,006,923)  3,243,178,893
                                    =============  ==========   ==========   =============


Accounts Payable                      110,308,157      34,027     (705,044)    109,637,140
Current Portion - First Mort Bonds     40,400,000           0            0      40,400,000
Short-Term Debt                        10,000,000   1,425,474     (120,000)     11,305,474
Accrued Taxes                         136,035,285     519,003            0     136,554,288
Accrued Interest                       21,585,707           0            0      21,585,707
Other Current Liabilities              49,184,275           0            0      49,184,275
                                    -------------  ----------   ----------   -------------
Total Current Liabilities             367,513,425   1,978,504     (825,044)    368,666,885
                                    -------------  ----------   ----------   -------------

Deferred Credits & Other              119,511,479           0            0     119,511,479
Unamort Investment Tax Credit          75,208,759           0            0      75,208,759
Deferred Income Taxes                 511,939,937   1,220,898            0     513,160,835
                                    -------------  ----------   ----------   -------------
Total Deferred Credits & Other        706,660,175   1,220,898            0     707,881,073
                                    -------------  ----------   ----------   -------------

Common Stock                              411,722       1,500       (1,500)        411,722
Other Paid-In Capital                 738,879,823  50,316,549  (50,316,549)    738,879,823
Earnings Reinvested                   477,717,191   1,362,061     (863,829)    478,215,423

Pref Stock w/o Mand Redmp              22,850,800           0            0      22,850,800
Total Long-Term Debt                  926,273,167           0            0     926,273,167
                                    -------------  ----------   ----------   -------------
Total Capitalization                2,166,132,703  51,680,111  (51,181,879)  2,166,630,935
                                    -------------  ----------   ----------   -------------
Total Liabilities & Equity          3,240,306,303  54,879,513  (52,006,923)  3,243,178,893
                                    =============  ==========   ==========   =============